Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Certification of President and (Chief Executive Officer)

In connection with the Quarterly Report of Industrial Minerals, Inc. (the "Company") on Form 10-QSB for the quarter ending June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dick van Wyck, President and (Chief Executive Officer) up to July 9, 2007 and I, David Wodar, President and (Chief Executive Officer) since July 9, 2007 certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 20, 2007                 /s/ Dick van Wyck
                                -----------------------
                                Dick van Wyck
                                President and CEO (until July 9, 2007)

August 20, 2007                 /s/ David Wodar
                                -----------------------
                                David Wodar
                                President and CE0 (July 9, 2007)







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